UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Zimmer Biomet Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! ZIMMER BIOMET HOLDINGS, INC. 2026 Annual Meeting Vote by May 21, 2026 11:59 PM ET ZIMMER BIOMET Your progress. Our promise®. ZIMMER BIOMET HOLDINGS, INC. STOCKHOLDER SERVICES 345 EAST MAIN STREET WARSAW, IN 46580 You invested in ZIMMER BIOMET HOLDINGS, INC. and it’s time to vote! This is an Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 22, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report/Form 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here to view materials and vote without entering a control number Vote Virtually at the Meeting* May 22, 2026 9:30 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/ZBH2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items 1. Election of Directors Nominees: 1a. Betsy J. Bernard 1b. Michael J. Farrell 1c. Robert A. Hagemann 1d. Arthur J. Higgins 1e. Maria Teresa Hilado 1f. Syed Jafry 1g. Sreelakshmi Kolli 1h. Devdatt Kurdikar 1i. Louis A. Shapiro 1j. Ivan Tornos 2. Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026. 3. Approve, on a non-binding advisory basis, named executive officer compensation (“Say on Pay”). 4. Shareholder Proposal on Independent Board Chairman. NOTE: In their discretion, the proxies are authorized to vote on any other business that may properly come before the meeting and any postponement(s) or adjournment(s) thereof. Board Recommends For For For For For For For For For For For For Against Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.